UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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GLADSTONE CAPITAL CORPORATION
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLADSTONE CAPITAL CORPORATION

1616 Anderson Road, Suite 208, McLean, Virginia 22102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 9, 2005

To The Stockholders Of Gladstone Capital Corporation:

Notice Is Hereby Given that the Annual Meeting of Stockholders of Gladstone Capital Corporation, a Maryland corporation (the “Company”), will be held on Wednesday, February 9, 2005 at 11:00 a.m. local time at the Hilton McLean at 7920 Jones Branch Drive, McLean, VA 22102 for the following purposes:

(1)   To elect three Class I directors to hold office until the 2008 Annual Meeting of Stockholders.

(2)   To approve an amendment to the Company’s Amended and Restated 2001 Equity Incentive Plan to increase the aggregate number of shares of capital stock authorized for issuance under such plan by 250,000 shares and to grant the board of directors the authority to reduce the exercise price for each outstanding option by an amount equal to the per share amount of any cash dividend paid to all holders of outstanding common stock.

(3)   To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The board of directors has fixed the close of business on December 15, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors
/s/ TERRY BRUBAKER
Terry Brubaker
Secretary
McLean, Virginia
December 30, 2004

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

GLADSTONE CAPITAL CORPORATION

1616 Anderson Road, Suite 208, McLean, Virginia 22102

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

February 9, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of Gladstone Capital Corporation, a Maryland corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on February 9, 2005, at 11:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Hilton McLean at 7920 Jones Branch Drive, McLean, VA 22102 . The Company intends to mail this proxy statement and accompanying proxy card on or about January 5, 2005 to all stockholders entitled to vote at the Annual Meeting.

The Company is a closed-end, non-diversified, management investment company that has elected to be treated as a business development company under the Investment Company Act. The Company is externally managed by Gladstone Management Corporation, a registered investment adviser (“Gladstone Management”). Gladstone Management’s address is 1616 Anderson Road, Suite 208, McLean, Virginia 22102.

Solicitation

The Company will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of the Company’s common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company and Gladstone Management. No additional compensation will be paid to directors, officers or other regular employees for such services. The Company has engaged Georgeson Shareholder Communications Company (“Georgeson”) to solicit proxies for the Annual Meeting. Georgeson will be paid a fee of $6,500 for its basic solicitation services, which includes review of proxy materials, dissemination of broker search cards, distribution of proxy materials, solicitation of ADP, brokers, banks and institutional holders, and delivery of executed proxies. The term of the agreement with Georgeson will last for the period of the solicitation, and the agreement provides that the Company indemnify and hold harmless Georgeson against any third party claims, except in the case of Georgeson’s gross negligence or intentional misconduct.

Voting Rights and Outstanding Shares

Only holders of record of the Company’s common stock at the close of business on December 15, 2004 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on December 15, 2004 the Company had outstanding and entitled to vote 11,278,510 shares of common stock.

Each holder of record of the Company’s common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved. Therefore, with respect to the election of directors (Proposal 1) and the amendment to the Company’s Amended and Restated 2001 Equity Incentive Plan (Proposal 2), abstentions and broker non-votes do not count either for or against such proposals.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 1616 Anderson Road, Suite 208, McLean, Virginia 22102, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

Attendance at the meeting will not, by itself, revoke a proxy. However, no proxy is valid after eleven months from its date, unless otherwise provided in the proxy.

Stockholder Proposals and Stockholder Communications with the Board of Directors

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2006 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission (the “SEC”) is September 7, 2005. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Company not later than the close of business on December 7, 2005 nor earlier than the close of business on November 7, 2005. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

The Company’s Board has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Gladstone Capital Corporation, at 1616 Anderson Road, Suite 208, McLean, Virginia 22102. This information is also contained on the Company’s website at www.gladstonecapital.com.

PROPOSAL 1

ELECTION OF THREE CLASS I DIRECTORS

The Company’s board of directors (the “Board”) is divided into three classes, Class I, Class II and Class III, of three directors each, with each class having a three-year term. In general, vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, and until his or her successor is elected and qualifies.

The Board presently has nine members. The term of office for the Class I directors is expiring in 2005. Each of the nominees for election to Class I are incumbent directors. If elected at the Annual Meeting, each nominee would serve until the 2008 annual meeting, and until his successor is elected and qualifies, or his earlier death, resignation or removal. No nominee has been proposed for election pursuant to any agreement or understanding between him and the Company.

Directors are elected by a majority of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any of the nominees should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominees as management may propose. The nominees have agreed to serve if elected, and management has no reason to believe that any of them will be unable to serve.

Set forth below is biographical information for each person nominated, each person whose term of office as a director will continue after the Annual Meeting, and each executive officer who is not a director.

Nominees for Election as Class I Directors for a Three-year Term Expiring at the 2008 Annual Meeting

Name, Address, Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Disinterested Director
Michela A. English (55)* Gladstone Capital Corporation 1616 Anderson Road, Suite 208 McLean, Virginia 22102	Director	Term expires at 2005 Annual Meeting. Director of the Company since June 2002.

Private investor since 2004. President of Discovery Consumer Products, the retail, publishing and licensing arm of Discovery Communications,
Inc., the leading global real-world media and entertainment company, from 1996 to 2004.

Gladstone Commercial Corporation
Interested Directors
Anthony W. Parker (59)** Gladstone Capital Corporation 1616 Anderson Road, Suite 208 McLean, Virginia 22102	Director	Term expires at 2005 Annual Meeting. Director of the Company since August 2001.	Founder and Chairman of the Board of Medical Funding Corporation, the owner of Snelling Metro Personnel, a staffing agency, since 1977.	Gladstone Commercial Corporation
George Stelljes III (43)** Gladstone Capital Corporation 1616 Anderson Road, Suite 208 McLean, Virginia 22102	Director, President and Chief Investment Officer	Term expires at 2005 Annual Meeting. Director of the Company since July 2003.

President and Chief Investment Officer of the Company since April 2004. Executive Vice President and Chief Investment Officer of the Company from September 2002 to April 2004. Co-founder and Managing Member of Camden Partners, a private equity firm from 1999 to 2002.

None

Class II Directors Continuing in Office Until the 2006 Annual Meeting

Name, Address, Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Disinterested Directors
David A.R. Dullum (56) Gladstone Capital Corporation 1616 Anderson Road, Suite 208 McLean, Virginia 22102	Director	Term expires at 2006 Annual Meeting. Director of the Company since August 2001.	Partner of New England Partners, a venture capital firm since 1995.	Gladstone Commercial Corporation
Maurice W. Coulon (63) Gladstone Capital Corporation 1616 Anderson Road, Suite 208 McLean, Virginia 22102	Director	Term expires at 2006 Annual Meeting. Director of the Company since August 2003.	Private investor in real estate since 2000. Director of Portfolio Management of Morgan Stanley Real Estate Company from 1991 to 2000.	Gladstone Commercial Corporation
Interested Director
Terry Lee Brubaker (61)** Gladstone Capital Corporation 1616 Anderson Road, Suite 208 McLean, Virginia 22102	Director, Vice Chairman and Chief Operating Officer	Term expires at 2006 Annual Meeting. Director of the Company since May 2001.

Vice Chairman and Chief Operating Officer of the Company since April 2004. President and Chief Operating Officer of the Company from May 2001 to April 2004. Founder and chairman of the board of Heads Up Systems, a process consulting firm from 1999 to 2003.

Gladstone Commercial Corporation

Class III Directors Continuing in Office Until the 2007 Annual Meeting

Name, Address, Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Disinterested Directors
Paul Adelgren (62) Gladstone Capital Corporation 1616 Anderson Road, Suite 208 McLean, Virginia 22102	Director	Term expires at 2007 Annual Meeting. Director of the Company since January 2003.	Pastor of Missionary Alliance Church since 1997.	Gladstone Commercial Corporation

John H. Outland (59) Gladstone Capital Corporation 1616 Anderson Road, Suite 208 McLean, Virginia 22102	Director	Term expires at 2007 Annual Meeting. Director of the Company since December 2003.

Vice President of Genworth Financial, Inc. since 2004. Managing Director of 1789 Capital Advisers, a financial consulting company, from 2002 to 2004. Vice President of Mortgage Backed Securities at Financial Guaranty Insurance Company from 1999 to 2001.

Gladstone Commercial Corporation
Interested Director
David Gladstone (62)** Gladstone Capital Corporation 1616 Anderson Road, Suite 208 McLean, Virginia 22102	Chairman of the Board and Chief Executive Officer	Term expires at 2007 Annual Meeting. Director of the Company since 2001.

Founder, Chief Executive Officer and Chairman of the Board of the Company since its inception in May 2001. From April 1997 to August 2001 Mr. Gladstone was chairman or vice chairman of the board of directors of American Capital Strategies, a publicly traded leveraged buyout company and mezzanine debt finance company.

Gladstone Commercial Corporation

Executive Officer Who is Not a Director

Name, Address, Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Directorships Held by Officer
Harry Brill (57) Gladstone Capital Corporation 1616 Anderson Road, Suite 208 McLean, Virginia 22102	Treasurer and Chief Financial Officer	Executive Officer since May 2001.	Treasurer and Chief Financial Officer since May 2001. Personal financial advisor from 1995 to 2001.	None

*       Ms. English was recommended to the ethics, nominating and corporate governance committee to fill a vacancy on the Board in June 2002 by the Company’s chief executive officer and is standing for election by stockholders for the first time.

**     Messrs. Gladstone, Brubaker, and Stelljes are interested persons of the Company, within the meaning of the Investment Company Act of 1940, due to their positions as officers of the Company. Mr. Parker is an interested person of the Company as a result of a business relationship with the Company. For more information on Mr. Parker’s business relationship with the Company see “Certain Transactions” on page 21.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF EACH NOMINEE FOR CLASS I DIRECTOR.

Board Committees and Meetings

During the fiscal year ended September 30, 2004 the Board held 8 meetings. The Board has an audit committee, a compensation committee, an ethics, nominating and corporate governance committee, and an executive committee.

Audit Committee.   The Company’s Board has established an audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee operates pursuant to a written charter. The membership of the audit committee of the Board is comprised of Mr. Dullum, Ms. English and Mr. Outland. Each member of the audit committee is an “independent director” as defined by Nasdaq rules and the Company’s own standards. The Board has unanimously determined that all members of the audit committee qualify as “audit committee financial experts” within the meaning of SEC rules. In addition, the Board has unanimously determined that all audit committee members are financially literate under current Nasdaq rules and that at least one member has financial management expertise. The audit committee is primarily responsible for oversight of the Company’s financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent auditor, approving the independent auditor services and fees and reviewing and approving the annual audited financial statements for the Company before issuance, subject to Board approval. No members of the audit committee received any compensation from the Company during the last fiscal year other than directors’ fees. Mr. Dullum serves as the audit committee chairman. The audit committee met 8 times during the last fiscal year. The Audit Committee has adopted a written Audit Committee Charter that is attached as Appendix A to these proxy materials.

Compensation Committee.   The compensation committee determines compensation for the Company’s executive officers and administers the Company’s Amended and Restated 2001 Equity Incentive Plan (the “2001 Plan”), as amended. The committee determines compensation policies, evaluates performance, and sets compensation levels. Membership of the compensation committee is comprised of Messrs. Coulon and Outland, each of whom is an “independent director” as defined by Nasdaq rules, and neither of whom is considered an “interested person” of the Company, as such term is defined in the Investment Company Act. Mr. Coulon serves as the compensation committee chairman. The compensation committee met 8 times during the last fiscal year.

Ethics, Nominating and Corporate Governance Committee.   The ethics, nominating and corporate governance committee operates pursuant to a written charter and has the exclusive right to recommend candidates for election as directors to the Board. A copy of the committee’s charter is available on the Company’s website at www.gladstonecapital.com. The ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and having high moral character, however the committee retains the right to modify these minimum qualifications from time to time. The committee’s process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the ethics, nominating and corporate governance committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. In the case of new director candidates, the committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must not be considered an “interested person” under the Investment Company Act, which determination is based upon the Company’s charter and bylaws, applicable securities laws, the rules and regulations of the SEC, Nasdaq rules, and the advice of counsel, if necessary. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee then meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

The ethics, nominating and corporate governance committee will consider director candidates recommended by stockholders provided the procedures set forth below are followed by stockholders in submitting recommendations. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not.

Stockholders who wish to recommend individuals for consideration by the ethics, nominating and corporate governance committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of the Company at 1616 Anderson Road, Suite 208, McLean, Virginia 22102. Submissions must include sufficient biographical information concerning the recommended individual, including age, five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any), for the committee to consider. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. Recommendations received by September 30, 2005, will be considered for nomination at the 2006 Annual Meeting of Stockholders. Recommendations received after September 30, 2005, will be considered for nomination at the 2007 Annual Meeting of Stockholders.

The Board may appoint not fewer than two members to the ethics, nominating and corporate governance committee. Currently, the membership is comprised of Messrs. Adelgren and Coulon, each of whom is considered an “independent director” under Nasdaq rules, and neither of whom is considered an “interested person” (as such term is defined in the Investment Company Act) of the Company. Mr. Adelgren serves as the chairman of the ethics, nominating and corporate governance committee. The ethics, nominating and corporate governance committee met 9 times during the last fiscal year.

Executive Committee.   The executive committee has the authority to exercise all powers of the Board except for actions that must be taken by the full Board under the Maryland General Corporation Law, including electing the Chairman of the Board and the President. The Board may appoint not fewer than three members to the executive committee. Currently, the membership is comprised of Messrs. Gladstone, Brubaker, and Parker. The executive committee did not meet during the last fiscal year.

During the fiscal year ended September 30, 2004, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served. The Company does not have a formal policy regarding attendance by directors at annual meetings of stockholders but encourages such attendance. Two members of the nine member Board attended the Company’s 2004 Annual Meeting of stockholders.

Code of Ethics

The Company has adopted a code of business conduct and ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, and all employees, officers and directors. The Company has posted a copy of its code of ethics on its website at www.gladstonecapital.com.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED 2001 EQUITY
INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF
CAPITAL STOCK AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN BY 250,000 SHARES AND TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY TO REDUCE THE OPTION PRICE FOR EACH OUTSTANDING OPTION BY AN AMOUNT EQUAL TO THE PER SHARE AMOUNT OF ANY CASH DIVIDEND PAID TO ALL HOLDERS OF OUTSTANDING COMMON STOCK

Effective July 23, 2001, we adopted the Amended and Restated 2001 Equity Incentive Plan (the “2001 Plan”) for the purpose of attracting and retaining the services of executive officers, directors and other key employees. We have authorized the issuance of 2,000,000 shares of capital stock to our officers, directors, employees and consultants, including the employees and directors of our Adviser under the 2001 Plan. As of December 15, 2004, we had issued options to purchase an aggregate of 1,920,500 shares of common stock. Of this total, options to purchase 1,265,498 shares remained outstanding and options to purchase 655,002 shares had already been exercised. Only 79,500 shares (plus any shares that might in the future be returned to the 2001 Plan as a result of cancellations or expiration of awards) remained available for future grant under the 2001 Plan as of December 15, 2004.

Our board of directors has approved an amendment to the 2001 Plan, subject to stockholder approval, to increase the number of shares of capital stock authorized for issuance under the 2001 Plan from a total of 2,000,000 shares to a total of 2,250,000 shares. Our board of directors adopted this amendment in order to ensure that we can continue to grant stock options at levels determined appropriate by our compensation committee.

In addition, the board of directors reviewed its policy regarding equity compensation and, in particular, its policy of granting stock options to executive officers. The Company has historically permitted its option holders to exercise their stock options by delivering to the Company a promissory note for the purchase price of the shares. This permits these option holders to receive dividends on the shares that they acquire while they are required to make periodic interest payments on the notes. Under the Sarbanes Oxley Act of 2002, executive officers of the Company are no longer permitted to borrow funds from the Company and this prohibits them from delivering a promissory note to the Company for the purpose of exercising their stock options. Because the executive officers must now come up with the exercise price without the benefit of a promissory note, we believe that the Company’s executive officers are now unlikely to exercise their options and hold the shares. We believe that they will now be more likely to exercise their options and simultaneously sell the shares on the market, which does not provide them with the benefit of the dividends. Because our executive officers are less likely to exercise their options and hold their shares, we believe that our options may not be as significant of an incentive for our executive officers as would be the case if promissory notes were still available as a means for them to exercise options.

In response, the proposed amendment to the 2001 Plan would give the Board or, in its capacity as administrator of the 2001 Plan, the compensation committee the authority to elect to have the exercise price of options be reduced by the amount of any cash dividends paid on the Company’s capital stock after the options are granted but before they are exercised. However, the exercise price of the options would never be reduced below zero. This authority would permit the Board (or compensation committee) to make such an election with respect to any option designated by the Board in its sole discretion, including new option grants, outstanding options or both.

Under the Company’s current accounting policies, the Company generally does not expense options granted under the 2001 Plan although it expects to begin doing so during 2005 as a result of new rules for accounting for options. If the Board (or compensation committee) elects to have the exercise price of options reduced by the amount of cash dividends on the Company’s outstanding stock, this would result in variable accounting for the Company’s stock options. Variable accounting would require the Company to record a non-cash compensation expense with respect to options as the value of the options increases (including as a result of an increase in the Company’s stock price). The expensing of stock options in such a manner would not affect the Company’s taxable income. However when the individual exercised the option, the Company may be entitled to a deduction for tax purposes. Since the Company pays its dividends based on taxable income as opposed to reported income on its financial reports, a stock option may reduce dividends payable to stockholders several years after the option is granted.

If the proposal is adopted, options granted with the declining exercise price feature, as well as outstanding options that are amended to include this feature, would be treated as non-statutory stock options, and, under recently adopted federal tax laws, would potentially result in deferred compensation, and subject the option holders to federal income tax at the time that each portion of the options vests and is no longer subject to a risk of forfeiture. According to guidance recently issued by the Internal Revenue Service, we believe that the difference between the exercise price and the fair market value on each vesting date multiplied by the number of shares vesting on the particular vesting date may be considered ordinary income to the option holder. Additionally, we believe that, in such an event, the option holder would potentially be subject to a 20% penalty tax and interest payments.

Neither the Board nor the compensation committee have determined whether or when, if ever, to implement the declining exercise price feature with respect to future grants and/or outstanding options. The decision to do so, if at all, will be based on the Board or the compensation committee’s determination that such a feature would be in the best interests of the Company’s stockholders by further incentivizing the Company’s personnel.

Because the options granted to the Company’s non-employee directors are permitted only pursuant to the terms of an order granted by the Securities and Exchange Commission, the Company will not grant any options to non-employee directors containing this declining exercise feature, nor amend outstanding options held by non-employee directors to add this declining exercise feature, without confirmation from the staff of the Securities and Exchange Commission that inclusion of this feature is permissible under the terms of the Company’s order (or until the Company has received a new order from the Securities and Exchange Commission explicitly permitting the inclusion of such a feature in the Company’s non-employee director options).

Stockholders are requested to approve the amendment to the 2001 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the amendment to the 2001 Plan. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining whether a quorum exists, although they will not be counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

The 2001 Plan, as amended, is attached as Appendix B to this proxy statement. The essential features of the 2001 Plan are outlined below:

Amended and Restated 2001 Equity Incentive Plan

Effective July 23, 2001, we adopted the 2001 Plan, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2001 Plan, our board of directors or our compensation committee may award incentive stock options within the meaning of Section 422 of the Code, or ISOs, to employees, and nonstatutory stock options to employees, and non-employee directors. In addition, the 2001 Plan permits the granting of rights to purchase restricted stock. Our personnel remain eligible to receive awards under the 2001 Plan following our October 1, 2004 engagement of Gladstone Management as our external advisor.

We have authorized for issuance 2,000,000 shares of capital stock under the 2001 Plan to our employees and directors. The share reserve consists of our common stock and preferred stock. Accordingly, participants in the 2001 Plan may receive options to purchase preferred or common stock, as determined by our board of directors or our compensation committee. Options granted under the 2001 Plan may be exercised for a period of no more than 10 years from the date of grant. Unless sooner terminated by our board of directors, the 2001 Plan will terminate on June 1, 2011, and no additional awards may be made under the 2001 Plan after that date.

Stock Options

Options granted under the 2001 Plan entitle the optionee, upon exercise, to purchase shares of capital stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning, under Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2001 Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options are not be transferable other than by laws of descent and distribution and will generally be exercisable during an optionee’s lifetime only by the optionee.

Our compensation committee administers the 2001 Plan and has the authority, subject to the provisions of the 2001 Plan, to determine who will receive awards under the 2001 Plan and the terms of such awards. Our compensation committee will have the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. Our compensation committee may lower the exercise price for any outstanding stock options, or may issue replacement options for options previously granted at a higher exercise price.

If authorized by our compensation committee, the exercise price of an option may be paid in the form of shares of stock that are already owned by a participant. Our compensation committee also may provide that if an employee delivers shares of stock in full or partial payment of the exercise price of his or her stock option, the employee will be granted a “reload stock option” to purchase that number of shares of stock delivered by the employee. A reload stock option is the grant of a new stock option to the employee covering the same number of shares that such employee tendered in payment of the exercise price with respect to his or her original stock option. Under the terms of the 2001 Plan, this reload option shall have the same expiration date as the original stock option, an exercise price that is equal to the fair market value of our stock on the date of the original stock option exercise, and shall be designated as either an incentive stock option or nonstatutory stock option on the date of grant of the original stock option.

In addition, our compensation committee may permit a “cashless exercise” arrangement whereby an optionee may exercise a portion of his or her option by surrendering a portion of his or her option having a fair value equal to the aggregate exercise price of the portion of the option being exercised. If an option holder elects to make a cashless exercise of a portion of his or her option, he or she will receive upon exercise shares having an aggregate fair market value equal to the product of (1) the excess of the fair market value of a share on the exercise date over the exercise price and (2) the number of shares covered by the option.

Our compensation committee also may provide that certain optionees may pay the exercise price of their options with a promissory note. If an option holder elects to pay the exercise price of his or her option with a promissory note, interest on the note will accrue at a commercially reasonable market rate and the note will be subject to such other repayment terms and conditions as established by our compensation committee. We have from time to time permitted our employees, including our executive officers, to exercise options by promissory note in the past. However, the Sarbanes-Oxley Act of 2002 effectively prohibits us from making loans to our executive officers for exercising options in the future, although loans outstanding prior to July 30, 2002—including the promissory notes we have received from certain of our executive officers—were explicitly exempted from this prohibition. Furthermore, prior to permitting non-employee directors to exercise their options with a promissory note, we would be required to receive an order from the SEC permitting such a loan on the basis that the terms of the loan are fair and reasonable and not overreaching. We currently do not intend to apply for such an order from the SEC.

Restricted Stock

Participants in the 2001 Plan may be provided with an opportunity to purchase restricted stock. These shares may be subject to a time-based vesting schedule, or the attainment of performance goals established by our compensation committee. The purchase price for restricted stock will not be less than the fair market value of our stock on the date of purchase. Upon a participant’s termination of service with us, we may have the option to repurchase the unvested shares of stock at the original purchase price paid by a participant for such shares, if any. The specific terms and conditions of restricted stock purchases shall be governed by individual agreements in a form approved by our compensation committee. Restricted stock purchased under the 2001 Plan is transferable if so determined by our compensation committee in its discretion.

Corporate Transactions and Change in Control Provisions

Upon specified corporate transactions, as defined in the 2001 Plan, all outstanding awards under the 2001 Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the vesting of awards held by the participants whose continuous service has not terminated prior to the corporate transaction will be accelerated in full and then terminated to the extent not exercised prior to the closing date of the corporate transaction. With respect to any other awards which are not assumed or substituted and are held by participants whose continuous service has terminated on or prior to the closing date of the corporate transaction, such awards will not be accelerated unless otherwise provided in a written agreement between us, or any of our affiliates, and the participant.

Upon a change in control, as defined in the 2001 Plan, awards held by participants whose continuous service has not terminated prior to the change in control shall be subject to additional acceleration of vesting even if the surviving entity assumes the awards or substitutes similar awards, but only to the extent as provided in any written agreement between us, or any of our affiliates, and the participant.

Federal Tax Consequences

The following is a brief summary of the federal income tax aspects of stock options and restricted stock purchase rights available for grant under the 2001 Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

—ISOs.   No taxable ordinary income is realized by the participant upon the grant or exercise of an ISO. If shares of stock are issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the exercise price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a capital loss, and (ii) no deduction will be allowed to us for federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

If stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (1) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price paid for such shares, and (2) we will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by us. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant’s employment, the option will generally be taxed as a nonstatutory stock option.

—Nonstatutory Stock Options.   With respect to nonstatutory stock options: (1) no income is realized by the participant at the time the option is granted; (2) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares on the date of exercise and we will be entitled to a tax deduction in the same amount; and (3) at disposition, any appreciation (or depreciation) after the date of exercise is treated either as short-term or long-term capital gain (or loss), depending upon the length of time that the participant has held the shares.

—Restricted Stock Awards.   To the extent a participant’s restricted stock award is fully vested and is not subject to our repurchase option, the participant will recognize taxable ordinary income equal to any excess of the stock’s fair market value on the purchase date over the purchase price. In contrast, to the extent all of a participant’s restricted stock award is subject to a vesting schedule and is subject to our repurchase option, no income tax with respect to such stock will be recognized at the time of purchase unless the participant files a Section 83(b) election. Instead, as and when the shares vest, ordinary income equal to the excess, if any, of the then fair market value of the stock over the participant’s purchase price, will be recognized. Generally, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant.

Report Of The Audit Committee Of The Board Of Directors1

The following is the report of the audit committee with respect to the Company’s audited financial statements for the fiscal year ended September 30, 2004.

The audit committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP, the Company’s independent auditor, with and without management present. The audit committee included in its review results of the auditor’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The audit committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The audit committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The audit committee also has discussed with PricewaterhouseCoopers LLP matters relating to the auditor’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with audit committees). In addition, the audit committee has discussed with PricewaterhouseCoopers their independence from management and the Company, as well as the matters in the written disclosures received from PricewaterhouseCoopers and required by Independence Standards Board Standard No. 1 (Independence Discussions with audit committees). The audit committee received a letter from PricewaterhouseCoopers confirming their independence and discussed it with them. The audit committee discussed and reviewed with PricewaterhouseCoopers the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers’ audits and all fees paid to PricewaterhouseCoopers during the fiscal year. The audit committee adopted guidelines requiring review and pre-approval by the audit committee of audit and non-audit services performed by PricewaterhouseCoopers for the Company. The audit committee has reviewed and considered the compatibility of PricewaterhouseCoopers’ performance of non-audit services with the maintenance of PricewaterhouseCoopers’ independence as the Company’s independent auditor.

Based on the audit committee’s review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004 for filing with the SEC. In addition, the audit committee has engaged PricewaterhouseCoopers LLP to serve as the Company’s independent auditor for the fiscal year ending September 30, 2005.

The Audit Committee
David A.R. Dullum, Chairman
Michela A. English
John H. Outland

(1)   The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation of Directors and Executive Officers

Summary of Compensation

The following table shows, for the fiscal year ended September 30, 2004, compensation awarded or paid to, or earned by, the Company’s three highest paid executive officers and all directors (the “Compensated Persons”) for all services rendered to the Company during this period. During the fiscal year ended September 30, 2004, the Compensated Persons were employees of Gladstone Capital Advisers, the Company’s wholly-owned subsidiary. Under an expense sharing arrangement with Gladstone Capital Advisers, during this period Gladstone Management reimbursed Gladstone Capital Advisers for its pro rata share of Gladstone Capital Advisers’ payroll and benefits expenses on an employee-by-employee basis, based on the percentage of time that its personnel spent on matters related to entities advised by Gladstone Management (e.g., Gladstone Commercial Corporation). The salary amounts set forth in the table below represent the total salary earned by the Compensated Persons during the period (including amounts paid to the Compensated Persons for services rendered to Gladstone Commercial Corporation, etc.). The compensation amounts for the non-employee directors represent solely the compensation received by these individuals with respect to Gladstone Capital Corporation (and does not include compensation received from Gladstone Commercial Corporation):

Name of Person, Position(1)	Aggregate Compensation From the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Securities Underlying Options	Total Compensation From Company Paid to Directors
David Gladstone Chief Executive Officer and Chairman of the Board of Directors	$200,000	$6,000	0	206,000
Terry Lee Brubaker Vice Chairman, Chief Operating Officer and Director	$218,335	$6,000	45,000	224,335
George Stelljes III President Chief Investment Officer and Director	$268,335	$6,000	45,000	274,335
Paul Adelgren Director	$18,500	$—	10,000	18,500
Maurice W. Coulon Director	$18,500	$—	10,000	18,500
David A.R. Dullum Director	$18,000	$—	10,000	18,000
Michela A. English Director	$21,333	$—	10,000	21,333
John H. Outland(2) Director	$15,333	$—	20,000	15,333
Anthony W. Parker Director	$18,000	$—	10,000	18,000

(1)           The compensation received by Messrs. Gladstone, Brubaker and Stelljes was in their capacity as officers and not as directors of the Company. As noted above, the amounts in the table represent the aggregate compensation received by the Compensated Persons for their service to the Company and to Gladstone Commercial

Corporation. The following table provides detail as to aggregate compensation paid for 2004 to the three highest paid executive officers of the Company solely in respect of services provided to Gladstone Capital Corporation:

Executive Officer	Salary	Bonus	Other Annual Compensation
Mr. Gladstone	$119,167	$0	$0
Mr. Brubaker	$196,775	$0	$0
Mr. Stelljes	$162,757	$50,000	$0

(2)          Mr. Outland joined the Board of Directors on December 9, 2003, after the end of fiscal 2003.

Stock Option Grants And Exercises

The following tables show for the fiscal year ended September 30, 2004, certain information regarding options granted to, exercised by, and held at year end by the Company’s Compensated Persons:

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable
	Number of Securities Underlying Options	% of Total Options Granted to Employees in	Exercise or Base Price	Expiration	Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Granted (#)	Fiscal Year	($/Share)	Date	5% ($)	10% ($)
David Gladstone	0	0%	$—	—	$—	$—
Terry Lee Brubaker	45,000	14%	$22.55	4/6/2014	$638,171	$1,617,250
George Stelljes III	45,000	14%	$22.55	4/6/2004	$638,171	$1,617,250

(1)          The potential realizable value is based on the term of the option at the time of its grant (10 years). It is calculated by assuming that the stock price on the date of the grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and the underlying shares sold on the last day of its term for the appreciated stock price. The amounts represent certain assumed rates of appreciation only, in accordance with the rules of the SEC, and do not reflect the Company’s estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company’s common stock and no gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

Aggregated Option Exercises in Fiscal 2004
and Value of Options at End of Fiscal 2004

	Shares Acquired on	Value Realized	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the Money Options FY-End ($)(2)
Name	Exercise (#)	($)(1)	Vested	Unvested	Vested	Unvested
David Gladstone	N/A	N/A	406,666	0	$3,135,395	0
Terry Lee Brubaker	N/A	N/A	106,666	45,000	$822,395	7,200
George Stelljes III	N/A	N/A	150,000	45,000	$717,500	7,200

(1)   Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs.

(2)          The value of unexercised options is calculated as the closing market price on September 30, 2004 less the exercise price. “In-the-money” options are those with an exercise price that is less than the closing market price on September 30, 2004.

Equity Compensation Plan Information

The following table provides certain information with respect to the 2001 Plan, which is the Company’s only equity compensation plan, as of September 30, 2004.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,265,498	$17.46	79,500
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	1,265,498	$17.46	79,500

Employment Agreements

In connection with the engagement of Gladstone Management Corporation to serve as our external investment adviser, Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with Gladstone Management, whereby they became direct employees of Gladstone Management. However, the officers, employees and other personnel of the Company continue to be eligible to receive awards under the 2001 Plan. Summarized below are certain material terms of Messrs. Gladstone, Brubaker and Stelljes’ current employment agreements.

Gladstone Management has entered into employment agreements with Messrs. Gladstone, Brubaker and Stelljes as senior executive officers of Gladstone Management. Each employment agreement provides for a term through April 22, 2007 that will be extended for successive periods of one year unless Gladstone Management gives the senior executive officer three months’ prior written notice of its intention to terminate the agreement without cause. Messrs. Gladstone, Brubaker and Stelljes each have the right to terminate their respective employment agreement at any time by giving Gladstone Management three months’ prior written notice.

The base salary under the employment agreements of Messrs. Gladstone, Brubaker and Stelljes is $200,000. Gladstone Management’s board of directors has the right to increase their base salaries and also, generally, to decrease them, but not below $200,000 and, as of the date hereof, Messrs. Brubaker and Stelljes each receive an annual base salary of $220,000. The employment agreements provide that each of Messrs. Gladstone, Brubaker and Stelljes is entitled to receive a cash bonus of up to 100% of his base salary based upon a determination by Gladstone Management’s board of directors. Each of Messrs. Gladstone, Brubaker and Stelljes is also entitled to participate in the 2001 Plan. However, Mr. Gladstone has voluntarily agreed not to accept any additional options from the Company.

If Gladstone Management should terminate the employment of Messrs. Gladstone, Brubaker or Stelljes each would be subject to certain non-compete covenants. In the case of Mr. Brubaker and Mr. Stelljes these covenants would generally apply for two years, although should Mr. Brubaker or Mr. Stelljes resign for good reason, the covenants would apply for only one year following the date of resignation. In the case of Mr. Gladstone, the covenants would generally apply for one year. During periods when Messrs. Gladstone, Brubaker or Stelljes are entitled to receive severance payments from Gladstone Management, they may terminate these covenants prohibiting competition by forgoing such severance payments.

Each of the employment agreements also provides that the officer will maintain the confidentiality of the Company’s confidential information during and after the period of his employment.

Pursuant to the terms of the advisory agreement between the Company and Gladstone Management, the Company’s Board has the exclusive right to: (i) grant stock compensation to the senior executive officers; (ii) hire, fire and control the activities of the senior executive officers in connection with and to the extent of their services to the Company; (iii) determine the economic value of the services performed by the senior executive officers to the Company; and (iv) remit funds to cover the complete compensation of the senior executive officers providing services to the Company.

Compensation of Directors

As compensation for serving on the Board, each of the non-employee directors receives an annual fee of $10,000, $1,000 per each meeting of the Board attended, and an additional $1,000 for attending each committee meeting if such committee meeting takes place on a day other than when the full Board meets. The Company reimburses its directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board. In the fiscal year ended September 30, 2004, the total cash compensation paid to non-employee directors was $109,666.

Each non-employee director of the Company is eligible to receive stock option grants under the 2001 Plan pursuant to an order of the SEC granted in January 2003. Each non-employee director receives an option to purchase 10,000 shares of the Company’s common stock upon appointment to the Board. In addition, each incumbent non-employee director receives an option to purchase 10,000 shares of common stock at the time of the Company’s annual meeting of stockholders. The exercise price of options granted under the 2001 Plan is 100% of the fair market value of the common stock subject to the option on the date of the option grant. Each option to be issued to the Company’s non-employee directors will become exercisable as to 50% of the option shares on the first anniversary of the date of the grant, and will become fully exercisable on the second anniversary of the date of the grant. The term of options granted to the non-employee directors will be ten years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, each option either will continue in effect, if the Company is the surviving entity, or will be assumed or an equivalent option will be substituted by the successor corporation, if the Company is not the surviving entity. If the successor corporation does not assume the options, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

Report of the Compensation Committee of the Board of Directors on
Executive Compensation

The Company’s executive officers are salaried employees of Gladstone Management, an affiliate of ours. Pursuant to an Investment Advisory and Administrative Agreement (the “Advisory Agreement”) with Gladstone Management, Gladstone Management pays the salaries and other employee benefits of the persons in its organization who render services for the Company, including without limitation persons who may from time to time act as the Company’s officers or directors. However, the officers, employees and other personnel of the Company remain employees of the Company so as to continue to be eligible to receive awards under the Company’s 2001 Plan. Options to acquire shares of the Company’s common stock awarded to officers, employees and directors under the 2001 Plan are not deemed part of such persons’ salaries or other employee benefits in respect of their employment by Gladstone Management.

Section 162(m) of the Internal Revenue Code limits the Company to a deduction for federal income tax purposes of no more than $1 million for compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Internal Revenue Code.

The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the compensation committee believes that at the present time it is quite unlikely that the compensation paid to any executive officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the compensation committee has not yet established a policy for determining which forms of incentive compensation awarded to its executive officers shall be designed to qualify as “performance-based compensation.”  The compensation committee intends to continue to evaluate the effects of the statute and any final Treasury regulations and to comply with Internal Revenue Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

Compensation Philosophy

The Company depends on the management and analytical abilities of the Company’s executive officers for its long-term success and for the enhancement of the Company’s long-term stockholder value. The Committee has served in the primary role of implementing the Company’s philosophy of attracting, retaining and rewarding executive officers and other key employees who contribute to the long-term success of the Company and motivating them to enhance long-term stockholder value. The Committee will continue to serve this role in the future by providing a critical oversight function with respect to the Advisory Agreement. Key elements of the Company’s compensation philosophy are:

•       ensuring that base salary paid to the Company’s executive officers is competitive with other leading financial services companies with which the Company competes for talented investment professionals;

•       ensuring that bonuses paid to the Company’s executive officers are sufficient to provide motivation to achieve the Company’s principal business and investment goals and to bring total compensation to competitive levels; and

•       providing significant equity-based incentives to ensure that the Company’s executive officers are motivated over the long term to achieve the Company’s business and investment objectives.

Base Salary and Bonuses.

The Committee will fulfill its oversight role by conducting periodic reviews of the Advisory Agreement on at least an annual basis and with sufficient frequency to determine that the fees paid to Gladstone Management under the Advisory Agreement are in the best interests of the stockholders. The Committee will consider in such periodic reviews whether the salaries and bonuses paid to its executive officers by Gladstone Management are consistent with the Company’s compensation philosophies as described above. The Committee will also review the performance of Gladstone Management and determine whether the compensation paid to the Company’s executive officers is reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement are being satisfactorily performed. Specifically, the Committee will consider factors such as:

•       the pay practices of Gladstone Management in relation to those of leading financial services companies with which Gladstone Management competes to attract and retain talented investment professionals;

•       the amount of fees paid to Gladstone Management in relation to the Company’s size and the composition and performance of the Company’s investments;

•       Gladstone Management’s ability to hire, train, supervise and manage new employees as needed to effectively manage the Company’s future growth;

•       the success of Gladstone Management in generating appropriate investment opportunities;

•       rates charged to other investment entities by advisers performing similar services;

•       additional revenues realized by Gladstone Management and its affiliates through their relationship with the Company, whether paid by the Company or by others with whom the Company does business;

•       the value of the Company’s assets each quarter;

•       the quality and extent of service and advice furnished by Gladstone Management and the performance of the Company’s investment portfolio;

•       the quality of the Company’s portfolio relative to the investments generated by Gladstone Management for its other clients; and

•       the extent to which bonuses paid by Gladstone Management reflect Gladstone Management’s achievement of the Company’s principal business and investment objectives of generating income for the Company’s stockholders in the form of monthly cash distributions that grow over time and increasing the value of the Company’s stock.

The Board may, pursuant to the terms of the Advisory Agreement, terminate the Advisory Agreement at any time and without penalty, upon sixty days’ prior written notice to Gladstone Management. In the event of an unfavorable periodic review of Gladstone Management’s performance in accordance with the criteria set forth above, the Committee would provide a report to the Board of its findings and provide suggestions of remedial measures, if any, to be sought from Gladstone Management. If such recommendations are, in the future, made by the Committee and are not implemented to the satisfaction of the Committee, the Committee may recommend exercise of the Company’s termination rights under the Advisory Agreement.

Long-Term Incentives.

The Company’s long-term incentive program consists of the 2001 Plan. The option program utilizes time-based vesting periods to encourage key employees to continue providing services to the Company. Through option grants, executive officers receive significant equity incentives to build long-term stockholder value. Grants are made at 100% of fair market value on the date of grant. Executives receive value from these grants only if the Company’s common stock appreciates over the long-term. The size of option grants is determined based on competitive practices at leading companies in the finance industry and the Company’s philosophy of significantly linking executive compensation with stockholder interests. In the fiscal year ended September 30, 2004, the Committee granted a total of 325,500 stock options that will vest over a two-year period. Of this total, no options were granted to David Gladstone, 45,000 options were granted to Terry Lee Brubaker, 45,000 options were granted to George Stelljes III, 20,000 options were granted to Harry Brill, and 215,500  options were granted to other participants under the 2001 plan. These grants are intended to provide the incentive to successfully maximize stockholder value over the next several years. The Committee believes this approach creates an appropriate focus on longer term objectives and promotes executive retention.

Corporate Performance and Chief Executive Officer Compensation

The amount of Mr. Gladstone’s base salary for the fiscal year ended September 30, 2004 was $200,000.  Mr. Gladstone declined to accept any bonus for the year and insisted that his bonus be allocated to the other employees of the Company. In approving Mr. Gladstone’s salary, the Committee took into account (i) its belief that Mr. Gladstone is one of the leading CEOs of finance companies who has significant and broad-based experience in the finance industry; (ii) the scope of Mr. Gladstone’s responsibilities; (iii) the

Board’s confidence in Mr. Gladstone’s ability to lead the Company’s continued development, and (iv) Mr. Gladstone’s insistence that his bonus be allocated to the other employees.

During the fiscal year ended September 30, 2004, the Company achieved some, but not all, of the Company’s corporate objectives. The Committee rated Mr. Gladstone’s individual performance as meeting all of its expectations.

Conclusion

Through the plan described above, a significant portion of the Company’s compensation program and Mr. Gladstone’s compensation are contingent on Company performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company’s business may result in highly variable compensation for a particular time period.

The Compensation Committee
Maurice W. Coulon, Chairman
John H. Outland

Compensation Committee Interlocks and Insider Participation

The Company’s compensation committee consists of Messrs. Coulon and Outland, neither of whom were at any time officers or employees of the Company or its affiliates.

Certain Transactions

Advisory Agreement

The Company has entered into the Advisory Agreement with Gladstone Management, pursuant to which Gladstone Management is responsible for managing the Company’s day-to-day operations and administration, record keeping and regulatory compliance functions. Specifically, these responsibilities include: managing the investment and reinvestment of the Company’s assets, including identifying, evaluating, and structuring such investments;  continuously reviewing, supervising and administering the Company’s investment program to determine in its discretion the securities to be purchased or sold and the portion of the Company’s assets to be held uninvested; offering to provide significant managerial assistance to the issuers of securities in which the Company is invested as required by the Investment Company Act; arranging debt financing for the Company; providing the Company with all required records concerning Gladstone Management’s efforts on behalf of the Company; and providing regular reports to the Company’s Board concerning Gladstone Management’s activities on behalf of the Company. In return for providing such services, the Company pays Gladstone Management an annual advisory fee of 1.25%, payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75%, payable in quarterly increments of 0.1875%. Based upon an analysis of publicly available information, the Board believes that these fees are reasonable in light of the specialized investment program of the Company and in line with the customary external fees paid in the industry for mezzanine fund and subordinated debt funds that are externally managed. David Gladstone, Terry Lee Brubaker, George Stelljes III, and Harry Brill are all officers and directors of the Adviser, and David Gladstone is the controlling stockholder of Gladstone Management. Although the Company believes that the terms of the Advisory Agreement are no less favorable to the Company than those that could be obtained from an unaffiliated third party in an arms’-length transaction, Gladstone Management, its officers and its directors have a material interest in the terms of the Advisory Agreement.

Management Loans

At September 30, 2004, the Company had loans outstanding in the principal amount of $5,900,010 to Mr. Gladstone, $1,400,010 to Mr. Brubaker and $150,000 to Mr. Brill, each of whom is an executive officer of the Company. These loans were extended in connection with the exercise of stock options by each of the executive officers. Each such loan is evidenced by a full recourse promissory note secured by the shares of common stock purchased upon the exercise of the options. The interest rate on each such loan is 4.9% per annum. Interest is due quarterly and each of the executive officers has made each of his quarterly interest payments to date. The outstanding principal amount of each loan is due and payable in cash on August 23, 2010. The Sarbanes-Oxley Act of 2002 effectively prohibits us from making loans to our executive officers for exercising options in the future, although loans outstanding prior to July 30, 2002, including the promissory notes we have received from Messrs. Gladstone, Brubaker and Brill, were expressly exempted from this prohibition.

Transactions with Medical Funding Corporation

During the fiscal years ended September 30, 2002 and 2003, the Company paid an aggregate of $31,750 and $6,894, respectively, in personnel referral fees to Medical Funding Corporation which operates a franchise of Snelling Personnel Agency. Anthony Parker, a non-employee director of the Company, is the founder, president and chairman of Medical Funding Corporation. The Company believes that the terms of the arrangements between the Company and Medical Funding Corporation were no less favorable than the Company would be able to obtain from a disinterested third party. The rates that Medical Funding Corporation charged to the Company were the same as it charges to its unaffiliated clients.  The Company did not pay any fees to Medical Funding Corporation during the fiscal year ended September 30, 2004.

Indemnification

In our articles of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s common stock as of December 15, 2004 by: (i) each director and nominee for director; (ii) each of the Compensated Persons named in the Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1616 Anderson Road, Suite 208, McLean, VA 22102.

	Beneficial Ownership(1)		Dollar Range of Equity Securities
Name and Address	Number of Shares	Percent of Total	Beneficially Owned by Directors(2)
Compensated Persons and Directors:
David Gladstone(3)	1,019,542	8.73%	Over $100,000
Terry Lee Brubaker(4)	226,876	1.97%	Over $100,000
George Stelljes III(5)	152,000	1.33%	Over $100,000
Anthony W. Parker(6)	28,372	*	Over $100,000
David A.R. Dullum(7)	27,000	*	Over $100,000
Michela A. English(8)	16,000	*	Over $100,000
Paul Adelgren(9)	10,000	*	Over $100,000
Maurice Coulon(10)	5,000	*	Over $100,000
John H. Outland	0	*	Over $100,000
All executive officers and directors as a group (10 persons)(11)	1,535,290	12.72%	N/A
Other Stockholders:
Fairholme Capital Management, L.L.C.(12) 51 JFK Parkway Shorthills, NJ 07078	675,354	5.99%	N/A

*                    Less than 1%

(1)          This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 11,278,510 shares outstanding on December 15, 2004, adjusted as required by rules promulgated by the SEC.

(2)          Ownership calculated in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(3)          Includes 406,666 shares underlying options that are immediately exercisable.

(4)          Includes 106,666 shares underlying options that are immediately exercisable.

(5)          Includes 150,000 shares underlying options that are immediately exercisable.

(6)          Includes 25,000 shares underlying options that are immediately exercisable.

(7)          Includes 25,000 shares underlying options that are immediately exercisable.

(8)          Includes 15,000 shares underlying options that are immediately exercisable.

(9)          Includes 10,000 shares underlying options that are immediately exercisable.

(10)   Includes 5,000 shares underlying options that are immediately exercisable.

(11)   Includes an aggregate of 788,332 shares underlying options that are immediately exercisable.

(12)   This information has been obtained from a Schedule 13G filed by Fairholme Capital Management, L.L.C. (“FCM”) with the SEC on February 4, 2004. According to the Schedule 13G, FCM had sole voting power with respect to 233,927 and sole investment power with respect to 675,354 of the 675,354 shares reported as beneficially owned.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that (i) Maurice Coulon filed a late Form 4 in December 2003 to report a September 2003 option grant, (ii) John H. Outland filed a late Form 4 in December 2003 to report a December 2003 option grant, (iii) Messrs. Brubaker, Stelljes and Brill each filed a late Form 4 in April 2004 to report an April 2004 option grant, and (iv) Michela English filed a late Form 4 in November 2003 to report an October 2003 sale of shares of common stock.

Relationship with Independent Accountants

The audit committee of the Board has selected PricewaterhouseCoopers, LLP (“PWC”) as the Company’s principal accountants to audit the Company’s financial statements for fiscal 2005. Representatives of PWC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. PWC is the largest accounting firm in the world and the largest auditor of investment companies. Given PWC’s experience and presence in the accounting profession and in our industry, our audit committee (composed entirely of independent directors) and our full board of directors determined that it was not necessary to submit the selection of PWC as our auditor to the Company’s stockholders for ratification. If, in the future, the board of directors or the audit committee has any significant question as to PWC’s ability to serve as the Company’s auditor, the audit committee would either seek to engage another accounting firm or, if the committee nevertheless elects to retain PWC as the Company’s auditor, the board would seek ratification of the selection of PWC by the Company’s stockholders.

On December 5, 2002, the Company dismissed Ernst & Young LLP as its principal accountant and engaged PWC as its new independent auditors for the fiscal year ending September 30, 2003. The Company’s decision to change auditors was made by the audit committee of the Board. After careful consideration, the audit committee determined that it was in the best interests of the Company and its stockholders to select PWC to serve as the Company’s independent auditors for the fiscal year ending September 30, 2003. The audit committee based its decision in part upon PWC’s position as the largest accounting firm in the world and its considerable experience with investment companies.

Ernst & Young’s reports on the Company’s consolidated financial statements for the fiscal year ended September 30, 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal year ended September 30, 2002, and in the subsequent interim period, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in its report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended September 30, 2002, and through the date of the engagement of PWC, the Company did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or regarding any other matters or reportable events described under Item 304(a)(2)(i) and (ii) of Regulation S-K.

Independent Auditors’ Fees

The following table represents aggregate fees billed to the Company for the fiscal years ended September 30, 2003 and September 30, 2004 by PricewaterhouseCoopers LLP, the Company’s principal accountant.

	2003	2004
Audit Fees	$89,362	$48,150
Audit-related Fees	0	0
Tax Fees	5,500	8,000
All Other Fees	6,375	12,500
	$101,237	$68,650

All fees described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent auditors, PricewaterhouseCoopers LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditors or on an individual explicit case-by-case basis before the independent auditors are engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services other than audit services by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant’s independence.

PERFORMANCE MEASUREMENT COMPARISON1

The following graph shows the total stockholder return of an investment of $100 in cash on August 24, 2001 for (i) the Company’s common stock, (ii) the Standards & Poor’s 500 Index (the “S&P 500”) and (iii) the Company’s peer group2. All values assume reinvestment of the full amount of all dividends and are calculated as of September 30, 2001, September 30, 2002, September 30, 2003 and September 30, 2004:

	August 24, 2001	September 30, 2001	September 30, 2002	September 30, 2003	September 30, 2004
Gladstone Capital Corporation	$100.00	$96.13	$110.68	$135.23	$168.22
S&P 500	$100.00	$87.84	$68.80	$84.05	$94.06
Peer Group	$100.00	$96.67	$93.10	$119.02	$138.63

(1)          This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)          The Company’s peer group is composed of Allied Capital Corporation and American Capital Strategies, Ltd. The returns of each company assume reinvestment of dividends and have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Gladstone Capital Corporation stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Harry T. Brill, Jr., chief financial officer, at the address set forth on the cover page of this proxy statement or contact Mr. Brill at (703) 286-0776. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ TERRY BRUBAKER
Terry Brubaker
Secretary
December 30, 2004

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2004 is available without charge upon written request to: Corporate Secretary, Gladstone Capital Corporation, 1616 Anderson Road, Suite 208, McLean, Virginia 22102.

Appendix A

GLADSTONE CAPITAL CORPORATION

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

ARTICLE I

PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors of Gladstone Capital Corporation (the “Fund”) in undertaking and fulfilling its oversight responsibilities in connection with:

(a)           reviewing the financial reports and other financial information prepared by the Fund for submission to any governmental or regulatory body or the public and monitoring the integrity of such financial reports;

(b)          reviewing the Fund’s systems of internal controls established for finance, accounting, legal compliance and ethics;

(c)           reviewing the Fund’s accounting and financial reporting processes generally and the audits of the financial statements of the Fund;

(d)          monitoring compliance with legal regulatory requirements;

(e)           monitoring the independence and performance of the Fund’s independent public accountants; and

(f)             providing effective communication between the Board, senior and financial management and the Fund’s independent public accountants.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full power and all necessary resources to retain special legal, accounting or other consultants to advise the Committee.

ARTICLE II

MEMBERSHIP AND TERM

2.1.  Membership.   The Audit Committee shall consist of at least three members of the Fund’s Board of Directors. Committee members shall meet the independence requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (“Commission”). Accordingly,

(a)    The Committee shall be composed entirely of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940);

(b)   Each member of the Committee must be an independent, non-executive director free from any relationship that, in the judgment of the Board, may interfere with the exercise of the member’s independence;

(c)    Each member of the Committee must not receive any payments from the Fund other than in such member’s capacity as a director;

(d)   Each member of the Committee must be financially literate1 at the time of appointment to the Committee; and

(1)          The term “financial literacy” means that a member of the Committee must have the ability to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.  The term “financial literacy” does not mean that a member must have a chief financial officer’s or accounting practitioner’s understanding of generally accepted accounting principles, consistently applied, as adopted in the United States of America by the Financial Accounting Standards Board (“GAAP”).

(e)    At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

2.2.  Term.   The members of the Committee shall be appointed for a one year term by the Board at its annual meeting. Any vacancy occurring in the Committee shall be filled by the Board. Any such Committee member so elected shall hold office for a term expiring at the Board’s next annual meeting. Unless a Chairman of the Committee is designated by the Board, the members of the Committee will elect a Chairman by formal vote of the Committee’s full membership.

ARTICLE III

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The Fund’s independent public accountants shall be accountable to the Committee. The Committee will ascertain that the independent public accountants will be available to the full Board at least annually (and more frequently if deemed appropriate by the Committee) to provide the Board with a timely analysis of significant financial reporting issues. The Committee will not engage the independent public accountants to perform any services set forth on Section 10(A)(g) of the Exchange Act.

ARTICLE IV

MEETINGS

The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require, all in accordance with the Fund’s charter and bylaws.

(a)   The Committee shall meet at least annually with management of the Fund and with the Fund’s independent public accountants to discuss any issues arising from the Committee’s oversight obligations.

(b)  The Committee shall meet at least annually with the independent public accountants (outside the presence of management) to discuss any issues arising from the Committee’s oversight obligations.

(c)   The Committee shall meet at least annually with management (outside the presence of the independent public accountants) to discuss management’s evaluation of the work performed by the independent public accountants and the appropriateness of their fees.

(d)  The Committee shall keep minutes of each meeting and those minutes shall be reported to the Board of Directors.

ARTICLE V

RESPONSIBILITIES

The following functions are the common recurring activities of the Committee in carrying out its oversight role. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

(a)    Review and reassess the adequacy of this Committee and its Charter not less than annually and recommend any proposed changes to the Board for consideration and approval.

(b)   Review with management and the independent public accountants the audited financial statements and related footnotes, and the clarity of the disclosures in the financial statements, to be included in the Fund’s Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K) prior to the filing of the Form 10-K, including a review of major issues regarding accounting and auditing principles and practices and any related party transactions as well as the adequacy of internal controls that could significantly affect the Fund’s financial statements, and review and consider with the independent public accountants the matters required to be discussed by Statement on Auditing Standards (“SAS”) 61.

(c)    Review with management and the independent public accountants their judgments about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity and transparency of the disclosures in the financial statements.

(d)   Prepare the report required by the rules of the Securities and Exchange Commission regarding the Committee, to be included in the Fund’s annual proxy statement. The Committee will include a statement within such report on whether the Committee has recommended that the financial statements be included in the Form 10-K. The Committee should also ensure that a copy of the Committee’s Charter is included within the Fund’s proxy statement at least once every three years.

(e)    Discuss with the independent public accountants and management whether the Fund’s quarterly financial statement as well as significant events, transactions and changes in accounting estimates were considered by the independent public accountants (after performing their required quarterly review) to have affected the quality of the Fund’s financial reporting. Such review will occur prior to the Fund’s filing of the Form 10-Q and, to the extent practicable, prior to the quarterly earnings release.

(f)    Review the Fund’s disclosures contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Fund’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q or other pertinent form, as applicable.

(g)    Meet periodically with management and the independent public accountants to review the Fund’s major financial risk exposures and the steps taken to monitor and control such exposures.

(h)   Discuss with management and the independent public accountants the effect of regulatory and accounting initiatives, including pronouncements by the Financial Accounting Standards Board, the Securities and Exchange Commission and other agencies or bodies, on the Fund’s financial statements.

(i)    Review disclosures made to the Committee by the Fund’s Chief Executive Officer and Chief Financial Officer, or the Fund’s disclosure committee or any member thereof, during their certification process for the Form 10-K or Form 10-Q, as appropriate, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Fund’s internal controls.

(j)     Review any relevant financial reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent public accountants.

(k)   Review and discuss quarterly reports from the independent public accountants regarding:

(i)    all critical accounting policies and practices to be used;

(ii)   all alternative disclosures and treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountant; and

(iii)  other material written communications between the independent public accountant and management, such as any management letter or schedule of unadjusted differences.

(l)    Obtain from the independent public accountants their recommendation regarding internal controls and other matters relating to the accounting procedures and the books and records of the

Fund and the correction of controls deemed to be deficient. After the completion of the audit, the Committee shall review with the independent public accountants any problems or difficulties the independent public accountants may have encountered.

(m)  Receive periodic reports from the independent public accountants regarding relationships between the independent public accountants and the Fund consistent with Independence Standards Board Standard Number 1. The Committee shall also discuss with the independent public accountants any such disclosed relationships and their impact on the independent public accountants’ independence. The Committee shall take appropriate action to ensure the continuing objectivity and independence of the independent public accountants.

(n)   The Committee shall have the sole authority to appoint or replace the independent public accountants (subject, if applicable, to stockholder ratification).

(o)   The Committee shall be directly responsible for the compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent public accountants shall report directly to the Committee.

(p)   The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Fund’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit).  The Chairman of the Committee will have the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Committee, for payment of compensation to the independent public accountants, to any consultants, experts or advisors engaged by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(q)   Adopt procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees, as well as employees of any investment adviser, administrator, principal underwriter or any other provider of accounting related services of or to the Fund, of concerns regarding questionable accounting or auditing matters.

(r)    Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure the continuing independence of the Fund’s independent public accountants, it is appropriate to adopt a policy of rotating the independent public accountants itself on a regular basis.

(s)    Recommend to the Board policies for the Fund’s hiring of employees or former employees of the independent public accountants who participated in any capacity in the audit of the Fund.

(t)    Review with the Fund’s counsel legal matters that may have a material impact on the financial statements, the Fund’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

(u)   Review and approve any transactions between the Fund and related parties.

(v) Conduct or authorize investigation into any matters within the Committee’s scope of responsibilities with full access to all books, records, facilities and personnel of the Fund and direct access to the independent public accountants. The Committee has the ability to retain, at the Committee’s request, special legal, accounting or other consultants, experts or advisors it deems necessary in the performance of its duties.

(w) Consider such other matters in relation to the financial affairs of the Fund and its accounts, and in relation to the audit of the Fund, as the Committee may, in its discretion, determine to be advisable.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and are in accordance with the generally accepted accounting principles. This is the responsibility of management and the independent public accountants.

The Committee recognizes that the Fund’s management is responsible for preparing the Fund’s financial statements, and the independent public accountants are responsible for auditing or reviewing those financial statements in compliance with applicable law. The Committee also recognizes that management of the Fund and the independent public accountants have more time, knowledge and more detailed information on the Fund than do Committee members. Consequently, in carrying out its oversight responsibility, the Committee will not provide any special assurances as to the Fund’s financial statements or any professional certification as to the independent public accountants’ work. In addition, it is not the duty of the Committee to assure compliance with laws and regulations.

The date of the adoption of this charter by the Audit Committee was July 15, 2003.

The date of the adoption of this charter by the Board of Directors of the Fund was July 15, 2003.

This charter was last amended and restated on December 30, 2004.

Appendix B

GLADSTONE CAPITAL CORPORATION

FOURTH AMENDMENT TO
AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN

RECITALS

A.    On June 2, 2001, the Board of Directors of GLADSTONE CAPITAL CORPORATION, a Maryland corporation (the “Company”), adopted the 2001 Equity Incentive Plan.

B.     On July 23, 2001, the Board of Directors and stockholders of the Company approved the Amended and Restated 2001 Equity Incentive Plan (the “Plan”).

C.     On December 7, 2004, the Board of Directors of the Company approved the forgoing Fourth Amendment to the Plan, subject to stockholder ratification.

AMENDMENT

1.           Section 4(a) of the Plan shall be amended and restated in its entirety to read as follows:

“(a)   Share Reserve.   Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the capital stock that may be issued pursuant to Stock Awards shall be two million two hundred fifty thousand (2,250,000) shares of capital stock. Stock Awards shall be comprised of Common Stock or Preferred Stock as determined by the Board in its discretion.”

2.           Article 6 of the Plan shall be amended by adding a new section 6(n) thereto as follows:

“(n)   Adjustment to Exercise Price for Dividends.   In its sole discretion, the Board may elect that, in the event that the Company should pay a dividend in cash to all holders of outstanding Common Stock, the exercise price for each outstanding Option designated by the Board in its sole discretion will be reduced by an amount equal to the per share amount of such dividend; provided, that the exercise price for an Option shall not be reduced below zero. Notwithstanding the foregoing, no reduction in the exercise price of any Option held by a Non-Employee Director may occur pursuant to this section 6(n) unless (i) the Company receives confirmation from the staff of the Securities and Exchange Commission that such reductions are permissible under the Company’s exemptive order granted January 29, 2003, or (ii) the Company receives an order from the Securities and Exchange Commission explicitly permitting such reductions. If the Board elects to so adjust the exercise prices of Options pursuant to this authority, the Board shall have the right at any time to discontinue the applicability of this section to any or all Options.”

3.           Except as set forth in this Fourth Amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

GLADSTONE CAPITAL CORPORATION

AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN, AS AMENDED
(INCLUDING ALL AMENDMENTS THROUGH JANUARY 5, 2005)

ADOPTED:  JUNE 2, 2001
AMENDED AND RESTATED:  JULY 23, 2001
APPROVED BY STOCKHOLDERS:  JULY 23, 2001
TERMINATION DATE:  JUNE 1, 2011

1.   PURPOSES.

(a)    Eligible Stock Award Recipients.   The persons eligible to receive Stock Awards are the Employees and Directors of the Company and its Affiliates. Stock Awards to Non-Employee Directors must be approved by order of the Commission as provided by Section 61(a)(3)(B(I)(II) of the Investment Company Act .

(b)    Available Stock Awards.   The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Company’s capital stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, and (iii) rights to acquire restricted stock.

(c)    General Purpose.   The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.   DEFINITIONS.

(a)    “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)    “Board” means the Board of Directors of the Company.

(c)    “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(d)    “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)     any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction;

(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;

(iii)  the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv)   there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the Company immediately prior to such sale, lease, license or other disposition; or

(v)     individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

(e)    “Code” means the Internal Revenue Code of 1986, as amended.

(f)     “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(c).

(g)    “Common Stock” means the common stock of the Company.

(h)    “Company” means Gladstone Capital Corporation, a Maryland corporation.

(i)     “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an Employee of the Company to an Employee of an Affiliate or a Director shall not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(j)     “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)     a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)    a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company;

(iii)  a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)   a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(k)   “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(l)     “Director” means a member of the Board of Directors of the Company.

(m)   “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(n)    “Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o)    “Entity” means a corporation, partnership or other entity.

(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

(r)    “Fair Market Value” or “Current Market Value” means, as of any date, the value of the capital stock determined as follows:

(i)     If the class of capital stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of such capital stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the capital stock) on the day of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)    In the absence of such market value, the Fair Market Value shall be determined in good faith by the Board, but shall in no event be less than the current net asset value per share of such stock.

(s)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t)     “Investment Company Act” means the Investment Company Act of 1940.

(u)    “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under

Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(v)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(w)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(y)    “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(z)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(aa)  “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax-qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(bb)  “Own,” “Owned,” “Owner,” or “Ownership” means that a person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(cc)  “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(dd)  “Plan” means this Gladstone Capital Corporation Amended and Restated 2001 Equity Incentive Plan.

(ee)  “Preferred Stock” means the preferred stock of the Company.

(ff)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(gg) “Securities Act” means the Securities Act of 1933, as amended.

(hh) “Stock Award” means any right granted under the Plan, including an Option or a right to acquire restricted stock.

(ii)   “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(jj)   “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(kk) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.   ADMINISTRATION.

(a)    Administration by Board.   The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

(b)    Powers of Board.   The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)     To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock or Preferred Stock pursuant to a Stock Award; and the number of shares of capital stock with respect to which a Stock Award shall be granted to each such person.

(ii)    To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)  To amend the Plan or a Stock Award as provided in Section 12.

(iv)   To terminate or suspend the Plan as provided in Section 13.

(v)     Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c)   Delegation to Committee.

(i)     General.   The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii)    Section 162(m) and Rule 16b-3 Compliance.   In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee

Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)    Effect of Board’s Decision.   All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.   SHARES SUBJECT TO THE PLAN.

(a)    Share Reserve.   Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the capital stock that may be issued pursuant to Stock Awards shall be two million (2,000,000) shares of capital stock. Stock Awards shall be comprised of Common Stock or Preferred Stock as determined by the Board in its discretion.

(b)    Reversion of Shares to the Share Reserve.   If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of capital stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(c)    Source of Shares.   The shares of capital stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

(a)    Eligibility for Specific Stock Awards.   Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees and Directors.

(b)    Ten Percent Stockholders.   A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the capital stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)    Section 162(m) Limitation on Annual Grants.   Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, no Employee shall be eligible to be granted Options covering more than eight hundred thousand (800,000) shares of capital stock during any calendar year.

6.                 OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of capital stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)    Term.   Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

(b)    Exercise Price of an Incentive Stock Option.   Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the capital stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)    Exercise Price of a Nonstatutory Stock Option.   The exercise price of each Nonstatutory Stock Option shall be not less than the Fair Market Value of the capital stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(d)    Consideration.   The purchase price of capital stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other capital stock, (2) according to a deferred payment or other similar arrangement with the Optionholder which satisfies the requirements of Section 62 of the Investment Company Act, or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of capital stock acquired pursuant to an Option that is paid by delivery to the Company of other capital stock acquired, directly or indirectly from the Company, shall be paid only by shares of the capital stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, and (2) the treatment of the Option as a variable award for financial accounting purposes.

(e)    Transferability of an Incentive Stock Option.   An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)     Transferability of a Nonstatutory Stock Option.   A Nonstatutory Stock Option shall be transferable by gift, by will, or by the laws of descent and distribution to the extent provided in the Option Agreement. The Nonstatutory Stock Option shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g)    Vesting Generally.   The total number of shares of capital stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of capital stock as to which an Option may be exercised.

(h)    Termination of Continuous Service.   In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(i)     Extension of Termination Date.   An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of capital stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j)     Disability of Optionholder.   In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(k)   Death of Optionholder.   In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(l)     Early Exercise.   The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of capital stock subject to the Option prior to the full vesting of the Option. Any unvested shares of capital stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

(m)   Re-Load Options.

(i)     Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a “Re-Load Option”) in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of capital stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option, the Optionholder shall not surrender shares of capital stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(ii)    Any such Re-Load Option shall (1) provide for a number of shares of capital stock equal to the number of shares of capital stock surrendered as part or all of the exercise price of such Option; (2) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (3) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the capital stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

(iii)  Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of capital stock under subsection 4(a) and the “Section 162(m) Limitation” on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.                 RESTRICTED STOCK AWARD PROVISIONS.

Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a)    Purchase Price.   The purchase price of restricted stock awards shall not be less than the capital stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated and shall be above the current net asset value as defined in rule 2a-4 of the Investment Company Act.

(b)    Consideration.   The purchase price of capital stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant which satisfies the requirements of Section 62 of the Investment Company Act; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

(c)    Vesting.   Shares of capital stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(d)    Termination of Participant’s Continuous Service.   In the event that a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of capital stock held by the Participant that have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

(e)    Transferability.   Rights to acquire shares of capital stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as capital stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.                 COVENANTS OF THE COMPANY.

(a)    Availability of Shares.   During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of capital stock required to satisfy such Stock Awards.

(b)    Securities Law Compliance.   The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of capital stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any capital stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of capital stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell capital stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.                 USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of capital stock pursuant to Stock Awards shall constitute general funds of the Company.

10.          MISCELLANEOUS.

(a)    Acceleration of Exercisability and Vesting.   The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)    Stockholder Rights.   No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of capital stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)    No Employment or other Service Rights.   Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause or (ii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)    Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of capital stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e)    Investment Assurances.   The Company may require a Participant, as a condition of exercising or acquiring capital stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring capital stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the capital stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of capital stock upon the exercise or acquisition of capital stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the capital stock.

(f)     Withholding Obligations.   To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of capital stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of capital stock from the shares of capital stock otherwise issuable to the Participant as a result of the exercise or acquisition of capital stock under the Stock Award; provided, however, that no shares of capital stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company owned and unencumbered shares of capital stock.

11.          ADJUSTMENTS UPON CHANGES IN STOCK.

(a)    Capitalization Adjustments.   If any change is made in, or other event occurs with respect to, the capital stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Sections 4(a) and 4(b) and the maximum number of securities subject to award to any person pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of capital stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)    Dissolution or Liquidation.   In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to the completion of such dissolution or liquidation.

(c)    Corporate Transaction.   In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (it being understood that similar stock awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation does not assume any or all such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have been neither assumed nor substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Stock Awards shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective time. With respect to any other Stock Awards outstanding under the Plan that have been neither assumed nor substituted, the vesting of such Stock Awards shall not be accelerated unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(d)    Change in Control.   A Stock Award held by any Participant whose Continuous Service has not terminated prior to the effective time of a Change in Control may be subject to additional acceleration of vesting and exercisability as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

12.          AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)    Amendment of Plan.   The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code.

(b)    Stockholder Approval.   The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c)    Contemplated Amendments.   It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)    No Impairment of Rights.   Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e)    Amendment of Stock Awards.   The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.          TERMINATION OR SUSPENSION OF THE PLAN.

(a)    Plan Term.   The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)    No Impairment of Rights.   Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.          EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.          CHOICE OF LAW.

The law of the Commonwealth of Virginia shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

16.          INVESTMENT COMPANY ACT.

No provision of this Equity Incentive Plan will contravene any portion of the Investment Company Act. In the event of any conflict between the provisions of the Plan and the Investment Company Act, the applicable section of the Investment Company Act shall control and all Stock Awards under the Plan shall be so modified. All participants holding such modified Stock Awards shall be notified of the change to their Stock Awards and such change shall be binding on such Participants.

DETACH PROXY CARD HERE

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.	☒ Votes must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR DIRECTOR LISTED BELOW.

Proposal 1: To elect three Class I directors to hold office until the 2008 Annual Meeting of Stockholders.

FOR all nominees listed	☐	WITHHOLD AUTHORITY to vote for all nominees listed	☐	*FOR all except	☐

Nominee:   Michela English

Nominee:   Anthony W. Parker

Nominee:   George Stelljes III

To withhold authority to vote in favor of any nominee, mark “FOR all except” and write the name of the nominee below:

*Exceptions

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

Proposal 2:

To approve an amendment to the Company’s Amended and Restated 2001 Equity Incentive Plan to increase the aggregate number of shares of capital stock authorized for issuance under such plan by 250,000 shares and to grant the board of directors the authority to reduce the exercise price for each outstanding option by an amount equal to the per share amount of any cash dividend paid to all holders of outstanding common stock.

FOR	☐	AGAINST	☐	ABSTAIN	☐

In their discretion, the proxies are authorized to vote on any other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name or names appear hereon. If the stock is registered in the names of two or more persons, each should sign. Executor, administrator, trustee, guardian and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

GLADSTONE CAPITAL CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 9, 2005

The undersigned hereby appoints David Gladstone and Terry Brubaker, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Gladstone Capital Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Gladstone Capital Corporation to be held at the Hilton McLean at 7920 Jones Branch Drive, McLean, VA  22102 on Wednesday, February 9, 2005 at 11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this proxy will be voted in favor of each of the nominees listed in Proposal 1 and for Proposal 2, as more specifically described in the proxy statement. If specific instructions are indicated, this proxy will be voted in accordance therewith.

(Continued and to be signed on reverse side)

To change your address, please mark this box	☐	GLADSTONE CAPITAL CORPORATION P.O. BOX 11046 NEW YORK, N.Y. 10203-0046